UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Report to Shareholders

Summit Municipal Money Market Fund	October 31, 2017

The views and opinions in this report were current as of October 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced positive results and outperformed taxable investment-grade bonds in the 12-month period ended October 31, 2017. The Bloomberg Barclays Municipal Bond Index returned 2.19% versus 0.90% for the Bloomberg Barclays U.S. Aggregate Bond Index. Steady demand and limited new issuance have contributed to robust results so far in 2017, offsetting a substantial sell-off late in 2016 following the presidential election. Longer-term municipal bonds outperformed shorter-term securities, and lower-quality debt generally outpaced higher-quality issues as investors continued to seek out higher yields. The T. Rowe Price Summit Municipal Funds recorded positive results, and the Summit Municipal Intermediate Fund and Summit Municipal Income Fund outperformed their Lipper peer groups in our reporting period.

ECONOMY AND INTEREST RATES

The U.S. economy has picked up from the first quarter’s 1.2% growth rate, with gross domestic product increasing at an annualized rate of 3.1% and 3.0% in the second and third quarters, respectively. The labor market has been healthy, with the national unemployment rate reaching a 17-year low in October. Inflation data showed some signs of normalizing after very weak pricing pressures earlier in 2017.

Citing the strengthening labor market and expectations that inflation would move higher over the medium term, the Federal Reserve raised short-term interest rates three times during our reporting period, lifting the federal funds target rate to a range of 1.00% to 1.25%. In October, the Fed began slowly unwinding its $4.5 trillion balance sheet, a legacy of its massive purchases of Treasury bonds and mortgage-backed securities in the aftermath of the 2008 financial crisis. Based on its own estimates, the Fed currently expects to hike rates once more in 2017 and three times in 2018.

Treasury and municipal yields finished the 12-month period higher as yields increased sharply in the last few months of 2016 in anticipation of a December Fed rate hike and potentially stimulative fiscal policies under the Trump administration. However, after peaking in mid-March, longer-term yields decreased as hopes for a quick implementation of Trump’s policies faded. At the end of the period, high-quality 30-year muni yields were slightly lower than the 30-year Treasury yield. Nonetheless, municipals still offer relative value for many fixed income investors on an after-tax basis.

As an illustration of their relative attractiveness, on October 31, 2017, the 2.83% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 98% of the 2.88% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.00% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total year-to-date municipal bond issuance through the end of October was about $325 billion, according to The Bond Buyer, which was 18% lower than in the same period in 2016. A sharp drop in refunding issuance drove the decline in supply. Muni funds experienced sizable outflows late in 2016; however, fund flows have been mostly positive in 2017 and, combined with lower supply, have created a strong technical backdrop for muni bonds.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks as the magnitude of unfunded liabilities becomes more conspicuous.

Issuers with credit problems, including Illinois and Puerto Rico, continued to dominate headlines related to municipal debt but had little impact on the broad muni market. In July, Illinois passed a budget, ending a legislative stalemate that had lasted over two years. With credit ratings at the lowest investment-grade level, Illinois is the lowest-rated state. However, its debt rallied after the state finally passed a budget despite the objections of Governor Bruce Rauner, a Republican, who had vetoed the deal because of its significant tax increases and lack of long-term reforms.

Puerto Rico’s debt came under increasing pressure after extensive damage on the island from Hurricane Maria dimmed the hope of a meaningful recovery for bondholders. Heading into the storm, Puerto Rico was already facing bankruptcy as the Commonwealth’s financial oversight board had filed petitions with the U.S. District Court seeking help with what could amount to the largest restructuring of municipal debt in U.S. history.

The region around Houston, Texas, and portions of Florida also suffered from significant storm damage during the period. We believe that while the hurricanes and subsequent flooding may add some operating costs to affected issuers over the short term, insurance often offsets some of these costs and local governments will receive federal aid and state support that should allow them to recover without any long-term significant impact.

All the major segments of the municipal market generated positive returns for the 12-month period, with revenue bonds outperforming GO debt. Within the investment-grade revenue bond sector, industrial revenue debt performed best, while electric power bonds were laggards. High yield tobacco debt returned over 11% for the 12-month period, widely outpacing other segments of the municipal market.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.36% for the 12-month period ended October 31, 2017, compared with 0.43% for the Lipper Tax-Exempt Money Market Funds Index. After the Fed’s three interest rate hikes over the past year, the overall level of short-term municipal rates has moved higher. But the impact on the municipal money market from the Fed’s moves has been somewhat less than we would have expected, as higher demand, due in part to the continued interest of nontraditional buyers of short-term municipal paper, held down yields. Demand for tax-exempt income may also be increasing as money market rates move higher, making the tax benefits of these securities more material to many investors.

Variable rate demand notes (VRDNs), in particular, have seemingly remained attractive to nontraditional buyers due to their liquidity attributes. At 42%, VRDNs made up the largest portion of the fund’s net assets at the end of the period. Seven-day yields averaged 0.84% since our last report, compared with an average of 0.69% for the first half of our fiscal year. Continued demand for longer maturities—out to one year—held down yields despite consensus expectations for further Fed rate increases. One-year yields moved to 1.10% at the end of October and averaged 0.94% since April.

We have focused our investing at the front end of the money market yield curve, avoiding what we deem as overly rich levels in longer maturities, especially as we believe the Fed will continue to raise short-term rates over the next 12 months. Our commercial paper exposure is higher, while bond and note positions are lower. We believe that as the market and its technical influences adjust, a steeper yield curve will offer a better entry point into longer-maturity positions. We believe our strategy has worked well and has given us the opportunity to quickly adjust as the yield curve rights itself.

Credit quality continues to play a significant part in our asset selection. As a policy, we favor highly rated securities such as housing, education, and hospital revenue bonds, as well as high-quality general obligations. Some prominent positions in the portfolio include Wisconsin Housing and Economic Development Authority, the State of Texas, the University of Missouri, and Christiana Health. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Summit Municipal Intermediate Fund
Your fund returned 1.56% for the 12-month period ended October 31, 2017, and outperformed its peer group, the Lipper Intermediate Municipal Debt Funds Average. (Performance for the Advisor Class was lower due to its different fee structure.) The fund’s positive returns in the most recent six months offset losses in the first half of the fiscal year. Our positioning in longer-maturity bonds contributed to positive results, while security selection weighed on returns.

The fund continued to compare favorably with its competitors over the long term. Lipper ranked the Summit Municipal Intermediate Fund in the top quartile of its peer group of intermediate municipal debt funds for the five-year period ended October 31, 2017, and in the top quintile of the peer group for the past 10 years. (Based on cumulative total return, Lipper ranked the fund 65 of 209, 60 of 194, 40 of 167, and 19 of 115 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2017, respectively. Past performance cannot guarantee future results.)

We modestly shortened the fund’s weighted average maturity and duration during the first half of our fiscal year, but during the most recent six months we have kept these measurements of interest rate risk largely unchanged. In terms of yield curve positioning, our out-of-benchmark exposure in 15-year maturities and underweight in the three- and five-year portions of the municipal yield curve contributed to relative results for the 12-month period. Longer-term bonds solidly outperformed over the second half of the fiscal year after underperforming in the first half. We maintained our allocation to 15-year-and-longer maturities for the extra yield those bonds provide, a strategy that has benefited the fund over the long term.

We maintained our preference for revenue bonds over GOs as we believe the revenue sector is an area where our fundamental research process can find bonds that offer higher yields. This positioning was beneficial as revenue bonds outperformed for the period.

Within the revenue sector, transportation and health care remained the fund’s largest allocations and overweights relative to the index. The two sectors together accounted for about 37% of the fund’s net assets at the end of the period. We continue to like the fundamental credit quality of both health care and transportation revenue bonds, but our positioning in these sectors has decreased modestly over the past year. As we have mentioned in previous letters, credit spreads in transportation and health care have moved to very narrow levels, making it hard to find much value given their tight spread levels. Our position in special tax bonds increased during the period.

In terms of credit quality, the fund continues to overweight lower-quality investment-grade bonds, particularly debt rated A and BBB. We believe these bonds offer greater value than their higher-quality counterparts and are an area where our dedicated municipal credit research team can find investment opportunities to build incremental risk-adjusted yield into the portfolio. However, the tightening spreads we noted earlier in reference to our sector positioning have made it more difficult to find attractive investments with A or BBB ratings, and our positioning in securities with these ratings decreased somewhat during the reporting period. We also maintain a very modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

Summit Municipal Income Fund
The Summit Municipal Income Fund returned 1.93% for the 12-month period ended October 31, 2017, outperforming our peer group, the Lipper General & Insured Municipal Debt Funds Average. (Performance for the Advisor Class was lower due to its different fee structure.) Solid results over the most recent six months offset the fund’s negative results from the first half of our fiscal year. Our overweights in longer-maturity and lower-rated bonds contributed to the fund’s results, while security selection and our interest rate positioning detracted.

Your fund continued to compare favorably with its competitors over the long term. Lipper ranked the Summit Municipal Income Fund in the top quartile of its peer group of general and insured municipal debt funds for the three- and five-year periods ended October 31, 2017, and in the top quintile of the peer group for the past 10 years. (Based on cumulative total return, Lipper ranked the fund 82 of 256, 54 of 222, 46 of 201, and 18 of 153 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2017, respectively. Past performance cannot guarantee future results.)

As we discussed in our previous report, the sharp increase in interest rates at the end of 2016 created headwinds for the fund. While we shortened the fund’s weighted average maturity and duration during the first half of our fiscal year, it was not enough to prevent moderate underperformance. During the second half of our fiscal year, the fund’s duration ticked slightly longer, but it remains shorter than it was 12 months ago. The fund’s weighted average maturity decreased from 17.5 years to 16.9 years in the first half of the fiscal year but then increased to 17.9 years, as purchases were focused on the long end of the curve.

As for yield curve positioning, our relative overweight in bonds maturing in 15 years or more contributed to performance as yields of longer-maturity bonds rose less than yields of shorter maturities during the period. We believe that longer-maturity revenue bonds represent the best long-term value in the municipal market. Overall, we are seeking the right balance between investing for higher yields and keeping interest rate risk in the low to moderate range.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Within the revenue sector, transportation and health care, which typically offer above-average yields, remained our largest allocations and together made up half of the fund’s net assets at the end of the period.

Security selection in the health care sector detracted from performance, primarily due to weak results in the first half of our fiscal year, as uncertainty about health care reform weighed on many of our holdings. The health care sector rebounded in the most recent six-month period as attempts to repeal the Affordable Care Act have stalled. Our purchases in the sector included Maryland Health and Higher Education Authority for Medstar Health and WellStar Health System in Georgia. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s allocation to transportation increased by four percentage points over the reporting period, as we initiated a new position in bonds issued by Tampa-Hillsborough County FL Expressway Authority and added to our position in Virginia I-95 Express Lanes. The fund also maintains an overweight to industrial revenue bonds, which was beneficial, as the segment was the strongest performer in the revenue bond sector.

Our allocation to the prerefunded sector ticked up during the period as a number of our holdings were refinanced by their issuers and recategorized into this sector. Prerefunded bonds provide the fund with another source of liquidity in addition to cash, which we believe is appropriate within the current rate environment, and leaves us well positioned to take advantage of the possibility of further interest rate increases.

The fund’s credit quality profile was largely unchanged. We maintained an overweight to A and BBB rated debt as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. We kept a modest exposure to below investment-grade and unrated bonds. We believe investing in this segment of the market, with solid support from our fundamental research team, continues to offer the best opportunity for value in the market.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainties surrounding tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, we believe that fundamentals are sound overall. Also, global economic uncertainties could spur demand for the relatively insulated asset class. As the Fed continues on the path to interest rate normalization, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income. We expect any potential Fed rate increases to be gradual and modest and believe we could remain in a relatively low-rate environment for some time.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the 2008 financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee Summit Municipal Income Fund

November 20, 2017

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays Municipal 1–15 Year Blend (1–17) Bond Index: A subindex of the Bloomberg Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short-and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 10/31/17	10/31/16	10/31/15	10/31/14	10/31/13
NET ASSET VALUE					
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities					
Net investment income(1)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)	–(2)(3)
Net realized and unrealized gain / loss	–(3)	–(3)	–(3)	–(3)	–(3)
Total from investment activities	–(3)	–(3)	–(3)	–(3)	–(3)
Distributions					
Net investment income	–(3)	–(3)	–(3)	–(3)	–(3)
Net realized gain	–	–	–(3)	–	–
Total distributions	–(3)	–(3)	–(3)	–(3)	–(3)
NET ASSET VALUE					
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return(4)	**0.36%(2)**	**0.06%(2)**	**0.02%(2)**	**0.01%(2)**	**0.01%(2)**
Ratio of net expenses to average net assets	0.45%(2)	0.27%(2)	0.07%(2)	0.10%(2)	0.15%(2)
Ratio of net investment income to average net assets	0.36%(2)	0.04%(2)	0.01%(2)	0.01%(2)	0.01%(2)
Net assets, end of period (in thousands)	$ 125,836	$ 124,950	$ 195,431	$ 176,933	$ 204,663

(1) Per share amounts calculated using average shares outstanding method.

(2) (See Note 5). Includes the effect of voluntary management fee waivers and operating expense reimbursements of less than 0.01%, 0.18%, 0.38%, 0.35% and 0.30% of average net assets for the years ended 10/31/17, 10/31/16, 10/31/15, 10/31/14 and 10/31/13, respectively.

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
NON-FINANCIAL COMPANY COMMERCIAL PAPER 26.8%		
Chicago, O'Hare Int'l. Airport, Series B-2, TECP 0.90%, 12/14/17	800	800
Curators of the Univ. of Missouri, Series A, TECP 0.86%, 12/6/17	2,450	2,450
Curators of the Univ. of Missouri, Series A, TECP 0.97%, 1/5/18	1,200	1,200
Harris County, Series A-1, GO, TECP, 0.94%, 11/16/17	1,690	1,690
Harris County, Series A-1, GO, TECP, 0.96%, 12/7/17	1,250	1,250
Harris County, Series C, GO, TECP, 0.98%, 11/9/17	350	350
Harris County Cultural Educ. Fac., Memorial Hermann Health Series B-3, TECP, 0.87%, 12/5/17	3,000	3,000
Jacksonville, Mayo Clinic, Series 2016, TECP, 0.92%, 12/6/17	1,300	1,300
Los Angeles Municipal Improvement Corp., Series A-4 TECP, 1.00%, 2/1/18	1,600	1,600
Los Angeles Municipal Improvement Corp., Series B-4 TECP, 0.86%, 11/6/17	200	200
Maryland HHEFA, Johns Hopkins Univ., Series A, TECP 0.89%, 12/6/17	2,458	2,458
Metropolitan Washington Airports Auth., Dulles, Series 1 TECP, 0.90%, 2/5/18	500	500
Metropolitan Washington Airports Auth., Dulles, Series 1 TECP, 0.95%, 11/21/17	430	430
Metropolitan Washington Airports Auth., Dulles, Series 1 TECP, 1.03%, 3/21/18	1,000	1,000
Montgomery County, Series 10-B, GO, TECP, 0.88%, 11/2/17	900	900
New York State Power Auth., Series 1, TECP, 0.97%, 1/3/18	450	450
New York State Power Auth., Series 2, TECP, 0.97%, 1/4/18	1,550	1,550
New York State Power Auth., Series 2, TECP, 0.98%, 1/10/18	250	250
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health Series B-5, TECP, 1.00%, 1/18/18	400	400
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health Series B-6, TECP, 0.96%, 12/11/17	750	750
Port Auth. of New York/New Jersey, Series A, TECP 0.91%, 11/2/17 (1)	2,500	2,500

San Francisco City & County Int'l. Airport, Series A-3, TECP 0.96%, 11/2/17 (1)	850	850
South Carolina Public Service, Series D, TECP, 0.94%, 12/5/17	2,959	2,959
Univ. of California Regents, Series A, TECP, 0.90%, 1/11/18	850	850
Univ. of Houston, Regents, Series TE-A, TECP, 0.97%, 12/6/17	500	500
Univ. of Michigan Regents, Series K1, TECP, 0.89%, 11/1/17	1,000	1,000
Univ. of Texas, Board of Regents, Series A, TECP 0.95%, 11/3/17	2,500	2,500
Total Non-Financial Company Commercial Paper (Cost $33,687)		33,687

OTHER MUNICIPAL SECURITY 31.1%

Atlanta Airport, Series C, 5.00%, 1/1/18 (1)	1,000	1,006
Baltimore County, GO, BAN, 3.00%, 3/16/18	2,000	2,015
Clark County Nevada, Tender Options Bond Certificates, Series 2017-ZF2486, GO, VRTR, 0.93%, 11/7/17 (2)	750	750
Colorado, General Fund, Series A , GO, TRAN 4.00%, 6/27/18	2,300	2,346
Colorado Ed. Loan Program, Series A , GO, TRAN 4.00%, 6/28/18	2,300	2,346
Duke University, Tender Options Bond Certificates Series 2016-XM0282, VRTR, 0.94%, 11/7/17 (2)	900	900
Franklin County Hospital, Trinity Health Credit Group Series REMK, VR, 0.85%, 12/1/17	1,800	1,800
Fulton County, GO, TAN, 2.00%, 12/29/17	150	150
Hawaii, Series DY, GO, 5.00%, 2/1/18	100	101
Idaho, GO, TAN, 4.00%, 6/29/18	900	918
Illinois Fin. Auth., Tender Option Bond Certificates, Series 2017-XM0492, VRTR, 0.94%, 11/7/17 (2)	1,400	1,400
Massachusetts, Series B, GO, RAN, 2.00%, 5/21/18	3,300	3,321
Massachusetts, Series C , GO, 5.50%, 12/1/17 (3)	125	126
Massachusetts, Tender Option Bond Certificates Series 2016-XM0221, GO, VRTR, 0.94%, 11/7/17 (2)	1,745	1,745
Metropolitan Transportation Auth. of New York Dedicated Tax Fund, Series A, 5.00%, 11/15/17	1,050	1,052

Metropolitan Water Reclamation District of Chicago, Tender Option Bond Certificates, Series 2016-XF0336, GO, VRTR 0.99%, 11/7/17 (2)	2,610	2,610
Montgomery County, Consolidated Public Improvement Series A, GO, 5.00%, 12/1/17	1,650	1,655
New York City Municipal Water & Sewer Fin. Auth., Tender Option Bond Certificates, Series 2015-XM0002 VRTR, 0.94% 11/7/17 (2)	1,000	1,000
New York City Transitional Fin. Auth. Tender Options Bond Certificates, Series 2017-XF0566, VRTR, 0.94%, 11/7/17 (2)	300	300
New York State Dorm Auth., Personal Income Tax, Dedicated Tax Fund, Economic Dev. & Housing, Series A, 5.00%, 12/15/17	200	201
New York State Power Auth., Series A, 5.00%, 11/15/17	525	526
Oregon, Series A, GO, TAN, 5.00%, 9/28/18	500	518
Salt River Project Agriculture Improvements & Power District Arizona, Tender Option Bond Certificates, Series 2015-ZM0125 VRTR, 0.95%, 11/7/17 (2)	750	750
Salt Water Revenue Project Arizona, Tender Option Bond Certificates, Series 2015-XM0009, VRTR 0.94%, 11/7/17 (2)	1,000	1,000
Seattle Children's Hospital, Tender Options Bond Certificates Series 2017-XG0116, VRTR, 0.94%, 11/7/17 (2)	500	500
South Carolina Assoc. of Gov't. Organizations, Series D COP, 3.00%, 3/1/18	3,591	3,615
Texas, GO, TRAN, 4.00%, 8/30/18	3,010	3,086
Univ. of California Regents, Tender Option Bond Certificates Series 2016-XF0524, VRTR, 0.93%, 11/7/17 (2)	450	450
Wells Fargo Stage Trust, Texas State College, Series 83C GO, VR, 1.27%, 3/29/18 (1)(2)	3,000	3,000
Total Other Municipal Security (Cost $39,187)		39,187

VARIABLE RATE DEMAND NOTES 41.8%

Alaska Housing Fin. Corp., Single Family, Series A VRDN, 0.98%, 11/1/17 (1)	1,175	1,175
Allen County, Catholic Health Partners, Mercy Health Series B, VRDN, 0.95%, 11/7/17	1,000	1,000

Carroll County, Environmental Utilities, Series A, VRDN 0.95%, 11/7/17 (1)	1,000	1,000
Chicago Midway Airport, Series C-2, VRDN, 0.95%, 11/7/17 (1)	960	960
Clark County Airport Improvement, Series B-2, VRDN 0.96%, 11/7/17 (1)	2,900	2,900
Colorado Housing Fin. Auth., Multi-family, Series B2 Class I, VRDN, 0.97%, 11/7/17 (1)	1,715	1,715
Colorado Housing Fin. Auth., Single Family, Series B Class I, VRDN, 0.94%, 11/7/17	1,245	1,245
Delaware HFA, Christiana Care Health, Series B, VRDN 0.93%, 11/7/17	4,500	4,500
Fairfax County IDA, Health Care-Inova Health, VRDN 0.91%, 11/7/17	2,200	2,200
Houston, Combined Utility, Series B-3, VRDN, 0.93%, 11/7/17	1,000	1,000
Houston, Combined Utility, Series B-6, VRDN, 0.93%, 11/7/17	1,000	1,000
Illinois State Toll Highway Auth., Series A-2B, VRDN 0.95%, 11/7/17	1,300	1,300
Louisville & Jefferson County Regional Airport Auth. UPS Worldwide Forwarding, Series A, VRDN, 0.97%, 11/1/17 (1)	2,800	2,800
Louisville & Jefferson County Regional Airport Auth. UPS Worldwide Forwarding, Series C, VRDN, 0.96%, 11/1/17 (1)	100	100
Maricopa County IDA, Banner Health, Series D, VRDN 0.92%, 11/7/17	500	500
Maryland CDA, Charles Apartment, Multi-Family, Series B VRDN, 0.97%, 11/7/17 (1)	2,000	2,000
Maryland CDA, Residential, Series G, VRDN 0.98%, 11/7/17 (1)	3,570	3,570
Miami-Dade County, Seaport, Series B, VRDN 0.94%, 11/7/17 (1)	1,000	1,000
Michigan State Building Auth., Multi-Modal, Series I VRDN, 0.92%, 11/7/17	1,000	1,000
Minnesota Housing Fin. Agency, Series C, VRDN 0.96%, 11/7/17 (1)	500	500
Monroe County Dev. Auth., Oglethorpe Power Scherer Project, Series A, VRDN, 0.93%, 11/7/17	1,000	1,000

Montgomery County, Housing Opportunities Commission Oakfield Apartments, VRDN, 1.00%, 11/7/17 (1)	650	650
Montgomery County, Housing Opportunities Commission Single Family, Series C, VRDN, 0.97%, 11/7/17 (1)	2,250	2,250
Nebraska Investment Fin. Auth., Single Family Housing Series C, VRDN, 0.92%, 11/7/17	1,000	1,000
New York State Energy Research & Dev. Auth. Consolidated Edison, Series A-2, VRDN, 0.99%, 11/7/17 (1)	2,000	2,000
New York State Mortgage Agency, Homeowner, Series 132 VRDN, 0.97%, 11/1/17 (1)	300	300
Pittsburgh Water & Sewer Auth., Series B2, VRDN 0.92%, 11/7/17	1,800	1,800
Port of Seattle, VRDN, 0.96%, 11/7/17 (1)	955	955
Rockport PCR, Series A, VRDN, 0.93%, 11/7/17	2,000	2,000
St. Charles Parish PCR, Shell Oil, Series A, VRDN 0.97%, 11/1/17 (1)	300	300
St. Charles Parish PCR, Shell Oil-Norco Project, VRDN 0.97%, 11/1/17 (1)	1,900	1,900
Tarrant County Cultural Ed. Fac. Fin. Corp. Texas Health Resources, Series B, VRDN, 0.93%, 11/7/17	500	500
Texas, Veterans, VRDN, 0.93%, 11/7/17	1,495	1,495
Wisconsin Housing and Economic Dev. Auth., Home Ownership Series E, VRDN, 0.97%, 11/7/17 (1)	5,000	5,000
Total Variable Rate Demand Notes (Cost $52,615)		52,615
Total Investments in Securities 99.7% of Net Assets (Cost $125,489)		**$ 125,489**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Interest subject to alternative minimum tax

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $14,405 and represents 11.4% of net assets.

(3) Insured by Assured Guaranty Municipal Corp.

BAN Bond Anticipation Note

CDA Community Development Administration/Authority

COP Certificate of Participation

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Summit Municipal Money Market Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On October 31, 2017, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended October 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2017 and October 31, 2016, totaled $452,000 and $78,000, respectively, and were characterized as tax-exempt income.

At October 31, 2017, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended October 31, 2017, expenses waived/repaid totaled $1,000.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $3,400,000 and $6,500,000, respectively, with net realized loss of $0 for the year ended October 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Summit Municipal Money Market Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2017

Tax Information (Unaudited) for the Tax Year Ended 10/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,000 from short-term capital gains.

●	$433,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank
1993	North America (2004 to present); Director, Vornado Real Estate
[191]	Investment Trust (2004 to 2012); Director, Under Armour (2008
to present); Director, Brixmor Real Estate Investment Trust (2012
to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1993	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company
2015
[56]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Colin T. Bando, CFA (1987)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Analyst, PFM
Group in New York (to 2014)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marianna Korpusova, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, The University of
Chicago (to 2014)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Cheryl A. Mickel, CFA (1967)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; formerly, Executive Director,
JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,432,000 and $1,890,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	December 15, 2017